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                                                                   EXHIBIT 10.54

                        CONCENTRIC NETWORK CORPORATION

    13 1/2% SERIES A SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK DUE 2010

                               PURCHASE AGREEMENT

                                  JUNE 3, 1998

                            BEAR, STEARNS & CO. INC.

                          FIRST UNION CAPITAL MARKETS

                               UBS SECURITIES LLC

                                CIBC OPPENHEIMER

                            LIBRA INVESTMENTS, INC.
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                         CONCENTRIC NETWORK CORPORATION


    13 1/2% SERIES A SENIOR REDEEMABLE EXCHANGEABLE PREFERRED STOCK DUE 2010


                               PURCHASE AGREEMENT

                                                                    June 3, 1998

                                                              New York, New York

BEAR, STEARNS & CO. INC.
FIRST UNION CAPITAL MARKETS
UBS SECURITIES LLC
CIBC OPPENHEIMER
LIBRA INVESTMENTS, INC.
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies & Gentlemen:

     Concentric Network Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc., First Union Capital Markets, UBS Securities LLC, CIBC Oppenheimer, and Libra Investments, Inc. (together, the "Initial Purchasers") 150,000 shares of its 13 1/2% Series A Senior Redeemable Exchangeable Preferred Stock due 2010, each share having a liquidation preference of $1,000 per share (the "Series A Preferred Stock").
The Series A Preferred Stock is to be authorized and issued pursuant to the provisions of a Certificate of Designation of the Voting Power, Designation Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations and Restrictions (the "Certificate of Designation") to be filed with the Secretary of State of the State of Delaware. ChaseMellon Shareholder Services, Inc. will be transfer agent and registrar for the Series A Preferred Stock. The Series A Preferred Stock and the New Preferred Stock (as defined below) issuable in exchange therefore are collectively referred to herein as the "Securities." Under certain circumstances set forth in the Certificate of Designation, the Securities may be exchanged for the Company's 13 1/2% Senior Subordinated Debentures due 2010 (the "Exchange Debentures"). The Exchange Debentures and the New Exchange Debentures (as defined below) issuable in exchange therefor are collectively referred to herein as the "Debentures." Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Certificate of Designation.

1. ISSUANCE OF SECURITIES. The Company proposes to, upon the terms and subject to the conditions set forth herein, issue and sell to the Initial Purchasers an aggregate of 150,000 shares of Series A Preferred Stock. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as
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amended, (the "Act") , the Series A Preferred Stock (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

          "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT
          (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, OR (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR
          (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

2. OFFERING. The Series A Preferred Stock will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Act. The Company has prepared a preliminary confidential offering memorandum, dated May 20, 1998 (the "Preliminary Offering Memorandum"), and a final confidential offering memorandum dated June 3, 1998 (the "Offering Memorandum"), relating to the Company and the issuance of the Series A Preferred Stock.

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          The Initial Purchasers have advised the Company that the Initial
Purchasers will make offers (the "Exempt Resales") of the Series A Preferred Stock on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to persons whom any of the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"). The QIBs are referred to herein as the "Eligible Purchasers." The Initial Purchasers will offer the Series A Preferred Stock to such QIBs initially at a price of $1,000 per share. Such price may be changed at any time without notice.

     Holders (including subsequent transferees) of the Series A Preferred Stock will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement") in substantially the form of Exhibit A hereto, to be dated the Closing Date (as defined), for so long as such Series A Preferred Stock constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the 13 1/2% Series B Redeemable Exchangeable Preferred Stock due 2010 (the "New Preferred Stock") to be offered in exchange for the Series A Preferred Stock, or if the Series A Preferred Stock has been exchanged for the Exchange Debentures, the Company's 13 1/2% Subordinated Debentures due 2010 (the "New Exchange Debentures") to be offered in exchange for the Exchange Debentures (in either case such offer to exchange being referred to as the "Exchange Offer"), and, if necessary, (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Series A Preferred Stock or Exchange Debentures, as the case may be, and to use its best efforts to cause such Registration Statements to be declared effective and consummate the Exchange Offer.

     This Agreement, the Certificate of Designation, the indenture pursuant to which the Exchange Debentures will be issued (the "Indenture"), the Securities, the Debentures and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

3.  PURCHASE, SALE AND DELIVERY.

     (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions herein, the Company agrees to issue and sell to each Initial Purchaser, and each Initial Purchaser agrees severally and not jointly to purchase from the Company, that number of shares set forth opposite its name on Schedule I hereto. The purchase price for the Series A Preferred Stock shall be $1,000 per share.

     (b) Delivery of, and payment of the purchase price for, the Series A Preferred Stock shall be made, against payment of the purchase price, at the offices of Bear, Stearns & Co. Inc. at 245 Park Avenue, New York, New York 10167, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 11:00 a.m., New York City time, on June 8, 1998, or at such other time as shall be agreed upon by the Initial Purchasers and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

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     (c)  The Series A Preferred Stock shall initially be issued in the form of one or more Global Securities (the "Global Securities"), registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having a liquidation preference corresponding to the aggregate liquidation preference of the Series A Preferred Stock. The Global Securities shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes payable upon initial issuance thereof duly paid by the Company against payment of the Purchase Price by wire transfer of same-day funds to the order of the Company. The Global Securities shall be made available to the Initial Purchasers for inspection not later than 11:00 a.m., New York City time, on the business day immediately preceding the Closing Date.

4. AGREEMENTS OF THE COMPANY. The Company covenants and agrees with each of the Initial Purchasers as follows:

     (a) The Company shall furnish promptly to each of the Initial Purchasers a copy of the Offering Memorandum and each amendment and supplement thereto and shall deliver promptly to the Initial Purchasers such number of copies of the Offering Memorandum and each amendment and supplement thereto as the Initial Purchasers may reasonably request.

     (b) If at any time prior to the completion, as determined by the Initial Purchasers, of the distribution of the Series A Preferred Stock, any event occurs as a result of which the Offering Memorandum would contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, the Company will promptly so notify the Initial Purchasers and will prepare and furnish to the Initial Purchasers, subject to Paragraph 5(c), copies of such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not contain any such untrue statement or omit to state any such material fact or be misleading and so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law.

     (c) Within a reasonable amount of time prior to any proposed publication of any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and shall not publish or use any such amendment or supplement to which the Initial Purchasers or its counsel shall reasonably object.

     (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of either counsel to the Company or counsel to the Initial Purchasers, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) to notify the Initial Purchasers and (ii) forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein as so amended or

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supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law.

     (e) The Company will endeavor to qualify the Series A Preferred Stock for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers shall reasonably request and to continue such qualification in effect so long as reasonably required for resale by the Initial Purchasers of the Series A Preferred Stock; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction.

     (f) Whether or not the transactions contemplated hereby are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all preliminary and final Blue Sky memoranda prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery by the Company of the Securities and, if issued, the Debentures to the Initial Purchasers, (iv) the qualification or registration of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of counsel to the Initial Purchasers relating thereto), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Series A Preferred Stock in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel to the Company) of the Company in connection with the approval of the Securities by DTC for "book-entry" transfer, (x) rating the Securities by rating agencies, (xi) the reasonable fees and expenses of the Transfer Agent and its counsel in connection with the Certificate of Designation, (xii) the performance by the Company of its other obligations under this Agreement and the other Operative Documents and (xiii) "road show" travel and other expenses incurred in connection with the marketing and sale of the Securities (other than out-of-pocket expenses incurred by the Initial Purchasers for travel, meals and lodgings and one-half of any expenses relating to chartered aircraft).

     (g) To use the proceeds from the sale of the Series A Preferred Stock substantially in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

     (h) To the extent permitted by applicable law, not to claim voluntarily, and to resist actively an attempt to claim, the benefit of any usury laws against the holders of any Securities or Debentures.

     (i) To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Series A Preferred Stock.

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     (j)  The Company will take all action that is appropriate or reasonably necessary to assure that its offerings of other securities will not be integrated for purposes of the registration requirements of the Securities Act with the offerings contemplated hereby.

     (k) If, at any time prior to two years after the Closing Date, the Company is neither subject to Section 13 or 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act") nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company shall furnish, as soon as available, to the Initial Purchasers, and, upon request of a holder of Series A Preferred Stock or Exchange Debentures, to such holder and any prospective purchaser designated by such holder, copies of the information required to be delivered to holders and prospective purchasers of any Series A Preferred Stock or Exchange Debentures which constitute "restricted securities" under Rule 144 under the Act in order to permit compliance with Rule 144A under the Act.

     (l) To cause the Exchange Offer to be made in the appropriate form to permit registered New Preferred Stock or New Exchange Debentures to be offered in exchange for the Series A Preferred Stock or Exchange Debentures, as the case may be, and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

     (m) To comply with all of its agreements set forth in the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

     (n) If requested by the Initial Purchasers, to use its best efforts to effect the inclusion of the Series A Preferred Stock in PORTAL and to obtain approval of the Securities by DTC for "book-entry" transfer.

     (o) During a period of five years following the Closing Date, to deliver without charge to each of the Initial Purchasers, as they may reasonably request, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its stockholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or its subsidiaries, including without limitation, press releases, provided the Securities or the Exchange Debentures remain outstanding at the time of such request.

     (p) Prior to the Closing Date, to furnish to each of the Initial Purchasers, as soon as they have been publicly disclosed by the Company, a copy of any consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

     (q) Neither the Company nor any of its affiliates will take, directly or indirectly, any action designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Series A Preferred Stock at any time prior to the Initial Purchasers notifying the Company of the completion of the distribution of the Series A Preferred Stock other than as permitted under Regulation M of the Act.

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(r)  To comply with the agreements in the Certificate of Designation, the
Indenture, the Registration Rights Agreement and any other Operative Document.

5.  REPRESENTATIONS AND WARRANTIES.

    (a)  The Company represents, warrants and agrees that:

    (i) The Company has prepared the Preliminary Offering Memorandum and the Offering Memorandum. Copies of the Preliminary Offering Memorandum and the Offering Memorandum have been delivered by the Company to the Initial Purchasers. The Preliminary Offering Memorandum, as of its date, and the Offering Memorandum does not, as of the date hereof, and will not, as of the date of any amendment or supplement thereto or as of the Closing Date (as defined in Paragraph 3(b)), contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser expressly for inclusion therein.

   (ii) The Company and its subsidiaries (the "Subsidiaries") have been duly incorporated and each is validly existing as a corporation in good standing under the laws of the State of Delaware and (with respect to each of the Subsidiaries) California, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Offering Memorandum. The Company and the Subsidiaries are duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries (a "Material Adverse Effect"). Other than the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, with the exception of a less than 20% interest in Unified Gamers Online, LLC. Complete and correct copies of the certificates of incorporation and of the bylaws of the Company and all amendments thereto have been delivered to the Initial Purchasers, and no changes will be made subsequent to the date hereof and prior to the Closing Date.

   (iii) This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the

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          Company, enforceable against the Company in accordance with its terms, except to the extent that the enforceability thereof may be limited by
          (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

   (iv) The shares of Series A Preferred Stock have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designation, and the issuance of such shares of Series A Preferred Stock will not be subject to any preemptive or similar rights. The Series A Preferred Stock will conform in all material respects with the description thereof in the Offering Memorandum.

    (v) The shares of New Preferred Stock have been duly and validly authorized by the Company and, when issued and delivered in accordance with the terms of the Certificate of Designation and the Exchange Offer, will be validly issued, fully paid and non-assessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designation, and the issuance of such shares of New Preferred Stock will not be subject to any preemptive or similar rights. The New Preferred Stock will conform in all material respects to the description thereof in the Offering Memorandum.

   (vi) The Exchange Debentures have been duly and validly authorized by the Company and, if and when issued by the Company will conform in all material respects to the description thereof in the Offering Memorandum. When the Exchange Debentures are issued, authenticated and delivered in accordance with the Indenture, the Exchange Debentures will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the effect of general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The description of the Exchange Debentures in the Offering Memorandum is accurate in all material respects.

   (vii) The New Exchange Debentures have been duly and validly authorized by the Company and, if and when issued and delivered by the Company in

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          accordance with the terms of the Indenture and the Exchange Offer, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the effect of general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The description of the New Exchange Debentures in the Offering Memorandum is accurate in all material respects.

   (viii) The Certificate of Designation has been duly authorized by all necessary corporate and any necessary stockholder action and, on the Closing Date will have been duly executed by the Company and filed with the Secretary of State of the State of Delaware and will conform in all material respects to the description thereof in the Offering Memorandum.

   (ix) The Indenture has been duly and validly authorized by the Company, will conform to the description thereof in the Offering Memorandum and, when duly executed and delivered by the Company, will be the legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the effect of general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

    (x) The Company has duly authorized the Registration Rights Agreement and, when the Company has duly executed and delivered the Registration Rights Agreement (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), the Registration Rights Agreement will be the legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) by the effect of general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and (iii) to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto. The description of the Registration Rights

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          Agreement in the Offering Memorandum is accurate in all material respects.

   (xi) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. The authorized and outstanding capital stock of the Company conforms in all material respects to the description thereof contained in the Offering Memorandum (and such description correctly states the substance of the provisions of the instruments defining the capital stock of the Company).

   (xii) Except as set forth in the Offering Memorandum, none of (i) the execution, delivery or performance by the Company of this Agreement and the other Operative Documents, (ii) the issuance and sale of the Series A Preferred Stock, (iii) the issuance of the New Preferred Stock in exchange for the Series A Preferred Stock, (iv) the performance by the Company of its obligations under this Agreement and the other Operative Documents and (v) the consummation of the transactions contemplated by this Agreement and the other Operative Documents violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default) or result in the imposition of a lien or encumbrance on any assets or properties of the Company or an acceleration of indebtedness of the Company to, (A) the charter or bylaws of the Company, (B) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or its assets or properties is bound, (C) any statute, rule or regulation that is applicable to the Company or any of its assets or properties, or (D) any judgment, order or decree of any court or governmental agency or authority that has jurisdiction over the Company or its assets or properties, except in the case of clauses (B), (C) and (D) insofar as any such violation, conflict, breach, default, lien, encumbrance or acceleration that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

   (xiii) Other than as described in the Offering Memorandum, no consent, waiver, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any domestic or foreign court or governmental agency, body or administrative agency or other person that is material to the conduct of the business of the Company is required for the execution, delivery and performance by the Company of each of this Agreement, the other Operative Documents, the issuance and sale of the Securities and the consummation of the transactions described in the Offering Memorandum except (i) such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and

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          made) and (ii) such as to which the failure to be obtained or made could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

   (xiv) Except as otherwise set forth in the Offering Memorandum, there is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, bodily or official, domestic or foreign, pending or, to the knowledge of the Company, threatened to which the Company is, or will be, a party or to which the business, assets or property of the Company is, or will be, subject, (B) no injunction, restraining order or order of any nature that has been issued by a federal or state court or foreign court of competent jurisdiction to which the Company is, or will be, subject or to which the business, assets or property of the Company that would, in the case of clauses (A) and
          (B), reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. There is no legal or administrative proceedings, statutes, contracts or documents concerning the Company of a character that would be required to be described in a registration statement on Form S-1 under the Securities Act that is not described in the Offering Documents.

   (xv) To the Company's knowledge, Ernst & Young LLP (the "Accountants"), who have examined the financial statements, together with the related schedules and notes, of the Company included in the Offering Memorandum, are independent public accountants within the meaning of the Securities Act and the Rules and Regulations. The financial statements of the Company, together with the related notes, included in the Offering Memorandum, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply. All financial statements, together with the related notes, included in the Offering Memorandum have been prepared in accordance with generally accepted accounting principles as in effect in the United States consistently applied throughout the periods involved except as may be otherwise stated in the Offering Memorandum. The selected and summary financial and statistical data included in the Offering Memorandum present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. There are no other financial statements or schedules of a character that would be required to be included in a registration statement on Form S-1 under the Securities Act that are not included in the Offering Memorandum.

   (xvi) Subsequent to the respective dates as of which information is given in the Offering Memorandum, there has not been (i) any material adverse change, or any development which, in the Company's reasonable judgment, is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Offering Memorandum, or the results of operations, condition (financial or otherwise), business or operations of the Company, (ii) any transaction which is material to the Company, except transactions in the ordinary course of business,
          (iii) any obligation, direct or contingent, incurred by the Company, which is material to the Company, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company which is material to the Company, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. The Company does not have any material contingent obligation which is not disclosed in the Offering Memorandum and which is of a character that would be required to be included in a registration statement on Form S-1 under the Securities Act.

   (xvii) Except as set forth in the Offering Memorandum or otherwise permitted,
          (i) the Company has good and marketable title to all material properties and assets described in the Offering Memorandum as owned by it, free and clear of any lien, (ii) the agreements to which the Company is a party described in the Offering Memorandum are valid agreements, enforceable against the Company in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and, to the Company's knowledge, the other contracting party or parties thereto are not in material breach or default under any of such agreements and (iii) the Company has valid and enforceable leases for the properties described in the Offering Memorandum as leased by it, and such leases conform in all material respects to the description thereof, if any, set forth in the Offering Memorandum.

  (xviii) Except as set forth in the Offering Memorandum, the Company now holds and at the Closing Date will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities that are material to the conduct of the business of the Company (as such business is currently conducted), except for such licenses, certificates, approvals and permits the failure of which to hold would not have a Material Adverse Effect, all of which are valid and in full force and effect (and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, cancelled, suspended or not renewed). The Company is not in violation of its certificate of incorporation, as amended, or bylaws, as amended, or, except for defaults or violations which would not have a Material Adverse Effect, in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which it is a party or by which it or any of its properties are bound, or in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body.

   (xix) The Company has filed on a timely basis all necessary federal, state and foreign income, franchise and other tax returns and has paid all taxes shown thereon as due, and the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company which might have a Material Adverse Effect. All material tax liabilities are adequately provided for within the financial statements of the Company.

   (xx) The Company maintains insurance of the types and in the amounts adequate for its business as presently conducted and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering product liability and real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

   (xxi) The Company is not involved in any labor dispute or disturbance and, to the knowledge of the Company, no such dispute or disturbance is threatened.

   (xxii) Except as described in the Offering Memorandum, the Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, manufacturing processes, formulae, trade secrets, know-how, franchises, and other material intangible property and assets (collectively, "Intellectual Property" necessary to the conduct of its businesses as conducted and as proposed to be conducted as described in the Offering Memorandum. The Company has no knowledge that it lacks or will be unable to obtain any rights or licenses to use any of the Intellectual Property necessary to conduct the business now conducted or proposed to be conducted by it as described in the Offering Memorandum, except as described in the Offering Memorandum. The Offering Memorandum fairly and accurately describes the Company's rights with respect to the Intellectual Property. Except as described in the Offering Memorandum, the Company has not received any written notice of infringement or of conflict with rights or claims of others with respect to any Intellectual Property which could result in any material adverse effect on the Company. The Company is not aware of any patents of others which are infringed upon by potential products or processes referred to in the Offering Memorandum in such a manner as to materially and adversely affect the Company, except as described in the Offering Memorandum.

  (xxiii) The Company is not an "investment company," or a "promoter" or "principal underwriter" for a registered investment company, as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

  (xxiv) The Company has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than the discount contemplated hereby.

  (xxv) The Company is (i) in compliance with any and all applicable United States, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business as currently conducted, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permit licenses or other approvals would not, individually or in the aggregate, have a Material Adverse Effect. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or threatened relating to the Environmental Laws or to the Company's activities involving Hazardous Materials. "Hazardous Materials" means any material or substance (iv) that is prohibited or regulated by any environmental law, rule, regulation, order, treaty, statute or code promulgated by any governmental authority, or any amendment or modification thereto, or (v) that has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

  (xxvi) To the Company's knowledge, the Company has not engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the Company's properties or former properties, except where such use, manufacture, transportation or storage is in compliance with Environmental Laws, or to the extent such activity could be reasonably expected not to have a material adverse effect on the Company. To the Company's knowledge, no Hazardous Materials have been treated or disposed of on any of the Company's properties or on properties formerly owned or leased by the Company during the time of such ownership or lease, except in compliance with Environmental Laws, or those that could reasonably be expected not to have a material adverse effect on the Company.

  (xxvii) The Company has not at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, United States or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States.

(xxviii) Neither the Company nor, to its knowledge, any of its officers, directors or affiliates has taken, and at the Closing Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Series A Preferred Stock.

(xxix) The Company has not distributed and will not distribute prior to the later of (i) the Closing Date and (ii) completion of the distribution of the Series A Preferred Stock, any offering material in connection with the offering and sale of the Series A Preferred Stock other than any Offering Memorandum and other materials, if any, permitted by the Securities Act.

(xxx) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxi) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them, except as disclosed in the Offering Memorandum.

(xxxii) The Company is a "reporting issuer," as defined in Rule 902 under the Securities Act.

(xxxiii) Except as otherwise set forth in this Agreement, the Registration Rights Agreement or the Offering Memorandum, there are no holders of securities of the Company which by reason of the execution of this Agreement or any other Operative Document and the consummation of the transactions contemplated hereby or thereby, have the right to request or demand that the Company register any of its securities under the Securities Act.

(xxxiv) When the Securities are issued and delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

(xxxv) No registration under the Act of the Series A Preferred Stock is required for the sale of the Series A Preferred Stock to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming
          (i) that the purchasers who buy the Series A Preferred Stock in the Exempt Resales are QIBs and (ii) the accuracy of the Initial Purchasers' representations regarding the absence of general solicitation in connection with the sale of Series A Preferred Stock to the Initial Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than the Initial Purchasers, as to which the Company makes no representation or warranty) in connection with the offer and sale of any of the Series A Preferred Stock or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Preferred Stock have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

     The Company acknowledges that each of the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     (b) Each of the Initial Purchasers, severally and not jointly, represents, warrants and covenants to the Company and agrees that:

     (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Preferred Stock.

    (ii) Such Initial Purchaser (A) is not acquiring the Series A Preferred Stock with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Preferred Stock only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A.

  (iii) No form of general solicitation or general advertising has been or will be used by any of the Initial Purchasers or any of their representatives in connection with the offer and sale of any of the Series A Preferred Stock, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

  (iv) Each of the Initial Purchasers agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Series A Preferred Stock only from, and will offer to sell the Series A Preferred Stock only to, Eligible Purchasers. The Initial Purchasers further agree (A) that they will offer to sell the Series A Preferred Stock only to, and will solicit offers to buy the Series A Preferred Stock only from QIBs who in purchasing such Series A Preferred Stock will be deemed to have represented and agreed that they are purchasing the Series A Preferred Stock for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (B) that, in the case of such Eligible Purchasers, acknowledges and agrees that such Series A Preferred Stock will not have been registered under the Act and may be resold, pledged or otherwise transferred only (1)(a) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (b) in a transaction meeting the requirements of Rule 144 under the Act, (c) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Act or (d) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (2) to the Company, (3) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) that the holder will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

  (v) Each of the Initial Purchasers understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

    6.  INDEMNIFICATION.

    (a) The Company agrees to indemnify and hold harmless (i) each of the Initial Purchasers, (ii) each person, if any, who controls any of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that (i) any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers expressly for use therein and (ii) the foregoing indemnity with respect to any untrue statement contained in or omitted from a preliminary offering memorandum shall not inure to the benefit of any Initial Purchaser (or any person controlling such Initial Purchaser), from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Series A Preferred Stock which are the subject thereof if it is finally judicially determined that such loss, liability, claim, damage or expense resulted solely from the fact that the Initial Purchaser sold Series A Preferred Stock to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Offering Memorandum, as amended or supplemented, and (x) the Company shall have previously and timely furnished sufficient copies of the Offering Memorandum, as so amended or supplemented, to such Initial Purchaser in accordance with this Agreement and (y) the Offering Memorandum, as so amended or supplemented, would have corrected such untrue statement or omission of a material fact. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including, under this Agreement.

       (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Initial Purchaser expressly for use therein; provided, however, that in no case shall any Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by such Initial Purchaser, as set forth on the cover page of the Offering Memorandum. This indemnity agreement will be in addition to any liability which any Initial Purchaser may otherwise have, including, under this Agreement.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

    7. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Company or is insufficient to hold harmless a party indemnified thereunder, the Company and the Initial Purchasers shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company and one or more of the Initial Purchasers may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Initial Purchasers from the offering of the Series A Preferred Stock or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Initial Purchasers in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Initial Purchasers shall be deemed to be in the same proportion as (x) the total net proceeds from the offering of Series A Preferred Stock obtained by subtracting accrued dividends or interest, as the case may be, received by the Company and (y) the discounts received by the Initial Purchasers, respectively. The relative fault of the Company and of the Initial Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any of the Initial Purchasers be required to contribute any amount in excess of the amount by which the discount applicable to the Series A Preferred Stock purchased by such Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls any of the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of any of the Initial Purchasers or any controlling person shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to clause (i) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld.

    8. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The several obligations of the Initial Purchasers to purchase and pay for the Series A Preferred Stock, as provided herein, shall be subject to the satisfaction of the following conditions:

     (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

     (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree, and no stop order suspending the qualification or exemption from qualification of the Series A Preferred Stock in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

     (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Preferred Stock; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against, the Company or the Subsidiaries before any court or arbitrator or any governmental body, agency or official that could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

     (d) Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company and the Subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any Subsidiaries (other than any dividends or distributions paid to the Company) on any class of its capital stock and (iii) neither the Company nor any Subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiaries taken as a whole.

     (e) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) Henry R. Nothhaft, Chairman of the Board, President and Chief Executive Officer and (ii) Michael F. Anthofer, Senior Vice President and Chief Financial Officer, in form and substance reasonably satisfactory to the Initial Purchasers, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this

Section 8 and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed in all material respects

     (f) The Initial Purchasers shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers, of Wilson Sonsini Goodrich & Rosati, counsel for the Company, to the effect set forth in Exhibit B hereto and of Winthrop Stimson Putnam & Roberts, New York counsel of the Company, to the effect set forth in Exhibit C hereto.

     (g) The Initial Purchasers shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, of Brobeck, Phleger & Harrison LLP, counsel to the Initial Purchasers, covering such matters as are customarily covered in such opinions.

     (h) At the time this Agreement is executed and at the Closing Date the Initial Purchasers shall have received from Ernst & Young LLP, independent public accountants for the Company, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers with respect to the financial statements and certain financial information of the Company contained in the Offering Memorandum

     (i) Brobeck, Phleger & Harrison LLP shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

     (j) Prior to the Closing Date, the Company and the Subsidiary shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

     (k) The Company shall have authorized, executed and filed the Certificate of Designation in accordance with Delaware law and each of the Initial Purchasers shall have received an original copy of the Certificate of Designation, duly executed by the Company.

     (l) The Company shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

     (m) The Series A Preferred Stock shall have been accepted for settlement through the facilities of DTC.

     All opinions, letters, evidences and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to Brobeck, Phleger & Harrison LLP, counsel to the Initial Purchasers.

     9. INITIAL PURCHASERS' INFORMATION. The Company and the Initial Purchasers severally acknowledge that the statements with respect to the offering of the Series A Preferred

Stock set forth in the last paragraph of the cover page, the third paragraph and the sixth and seventh sentences of the fourth paragraph under the caption "Plan of Distribution" in such Offering Memorandum constitute the only information furnished in writing by the Initial Purchasers expressly for use in the Offering Memorandum.

     10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Initial Purchasers and the Company contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Company or any controlling person thereof, and shall survive delivery of and payment for the Series A Preferred Stock to and by the Initial Purchasers. The representations contained in Section 6 and the agreements contained in Sections 4(f), 5, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

    11.  EFFECTIVE DATE OF AGREEMENT; TERMINATION.

    (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

    (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Company if, on or prior to such date,

         (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder,

        (ii) any other condition to the obligations of the Initial Purchasers hereunder as provided in Section 8 is not fulfilled when and as required in any material respect,

       (iii) in the reasonable judgment of the Initial Purchasers any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and the Subsidiaries taken as a whole, other than as set forth in the Offering Memorandum, or

        (iv) (A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York or American Stock Exchanges shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or
              (C) a banking moratorium shall have been declared by Federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or
              (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchasers' judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Series A Preferred Stock on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchasers' judgment, makes it inadvisable or impracticable to proceed with the delivery of the Series A Preferred Stock as contemplated hereby.

    (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter.

    (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to any of clauses (iii) or (iv) of Section 11(b), in which case each party will be responsible for its own expenses), or if the sale of the Series A Preferred Stock provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all out-of-pocket expenses (including the reasonable fees and expenses of Initial Purchasers' counsel), incurred by the Initial Purchasers in connection herewith.

    12. NOTICE. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchasers shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Bear, Stearns & Co. Inc., First Union Capital Markets, UBS Securities LLC, CIBC Oppenheimer, and Libra Investments, Inc., c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention:
Corporate Finance Department, telecopy number: (212) 272-3092; and if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to Concentric Network Corporation, 10590 North Tantau Avenue, Cupertino, California 95014, Attention: Michael F. Anthofer, Chief Financial Officer, telecopy number: (408) 342-2876, with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304,
Attention: David J. Segre, Esq., telecopy number (650) 493-6811; provided, however, that any notice pursuant to Section 7 shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing.

    13. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers and the Company and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Series A Preferred Stock from the Initial Purchasers.

    14. CONSTRUCTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

    15. CAPTIONS. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

    16. COUNTERPARTS. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                           [Signature page to follow]

     If the foregoing correctly sets forth the understanding among the Initial Purchasers and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.


                              Very truly yours,

                              CONCENTRIC NETWORK CORPORATION


                              By: -----------------------------------
                                     Name: __________________________
                                     Title: _________________________


Accepted and agreed to as of the date first above written:

                              By:  BEAR, STEARNS & CO. INC


                              By: -----------------------------------
                                     Name: __________________________
                                     Title: _________________________

                              By:  FIRST UNION CAPITAL MARKETS


                              By: -----------------------------------
                                     Name: __________________________
                                     Title: _________________________


                              By:  UBS SECURITIES LLC


                              By: -----------------------------------
                                     Name: __________________________
                                     Title: _________________________


                              By:  CIBC OPPENHEIMER


                              By: -----------------------------------
                                     Name: __________________________
                                     Title: _________________________

                              By:  LIBRA INVESTMENTS, INC.


                              By: -----------------------------------
                                     Name: __________________________
                                     Title: _________________________

                                   SCHEDULE I


                                                            SHARES OF SERIES A
                                                            ------------------
Initial Purchaser                                           PREFERRED STOCK TO
-----------------                                           ------------------
                                                            BE PURCHASED
                                                            ------------
Bear, Stearns & Co. Inc.......................................   86,250
First Union Capital Markets...................................   22,500
CIBC Oppenheimer..............................................   18,750
UBS Securities LLC............................................   15,000
Libra Investments, Inc........................................    7,500
                                                                -------

             Total............................................  150,000
                                                                =======

                                   EXHIBIT A


                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT B

                              FORM OF OPINION OF

           WILSON SONSINI GOODRICH & ROSATI, PROFESSIONAL CORPORATION

          You shall have received on the Closing Date, the following opinion of counsel for the Company, dated the Closing Date, addressed to the Initial Purchasers and with reproduced copies or signed counterparts thereof for each of the Initial Purchasers, to the effect that:

          1. Each of the Company and the Subsidiaries have been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

          2. Each of the Company and the Subsidiaries have the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum;

          3. Each of the Company and the Subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the Company or the Subsidiaries. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries;

          4. The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum under the caption "Capitalization" as of the dates stated therein, the issued and outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, and, to such counsel's knowledge, unless otherwise described in the Offering Memorandum, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right;

          5. This Agreement has been duly and validly authorized, executed and delivered by the Company.

          6. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Certificate of Designation, the Indenture, the Registration Rights Agreement and the other Operative Documents, as applicable, and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein.

          7. The shares of Series A Preferred Stock have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designation, and the issuance of such shares of Series A Preferred Stock will not be subject to any preemptive or similar rights.

     8. The shares of New Preferred Stock have been duly and validly authorized by the Company and, when issued and delivered in accordance with the terms of the Certificate of Designation and the Exchange Offer, will be validly issued, fully paid and non-assessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designation, and the issuance of such shares of New Preferred Stock will not be subject to any preemptive or similar rights.

     9.  The Company has duly authorized the issuance of the Exchange
Debentures.

     10. The Company has duly authorized the issuance of the New Exchange Debentures.

     11. The Certificate of Designation has been duly authorized by all necessary corporate and any necessary stockholder action and, on the Closing Date will have been duly executed by the Company and filed with the Secretary of State of the State of Delaware.

     12.  The Company has duly authorized the Indenture.

     13. The Company has duly authorized, executed and delivered the Registration Rights Agreement.

     14. When the Series A Preferred Stock are issued and delivered pursuant to this Agreement, no Series A Preferred Stock will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

     15. Except as set forth in the Offering Memorandum, none of (i) the execution, delivery and performance by each of the Company of this Agreement and the other Operative Documents, (ii) the issuance and sale of the Series A Preferred Stock, (iii) the issuance of the New Preferred Stock in exchange for the Series A Preferred Stock, (iv) the performance by the Company of its obligations under this Agreement and other Operative Documents and (v) the consummation of the transactions contemplated by this Agreement and other Operative Documents violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default) or result in the imposition of a lien or encumbrance on any assets or properties of the Company or an acceleration of indebtedness of the Company pursuant to, (A) the charter or bylaws of the Company, (B) to our knowledge, any material bond, debenture, note, indenture, mortgage, deed of trust or other instrument listed in Exhibit A, (C) to such counsel's knowledge any statute, rule or regulation that is applicable to the Company or any of its assets or properties, or (D) to such counsel's knowledge any judgment, order or decree of any court or governmental agency or authority that has jurisdiction over the Company or its assets or properties, except in the case of clauses (B), (C) and (D) insofar as any such violation, conflict, breach, default, lien, encumbrance or acceleration that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

     16. Other than as described in the Offering Memorandum and as otherwise set forth in the Operative Documents, to our knowledge, no consent, waiver, approval, authorization or order of, or filing, registration, qualification, license or permit or with any domestic or foreign court or governmental agency, body or administrative agency or other person is required for the execution, delivery and performance by the Company of this Agreement and the other Operative Documents, the issuance and sale of the Series A Preferred Stock, New Preferred Stock, Exchange Debentures and New Exchange Debentures and the consummation of the transactions described in the Offering Memorandum except (i) such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made) under the Securities Act, the Trust Indenture Act, and state securities or Blue Sky laws and regulations and (ii) such as to which the failure to be obtained or made would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

     17. To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened against the Company of a character that would be required to be described in a registration statement on Form S-1 under the Securities Act that is not described in the Offering Documents.

     18. To such counsel's knowledge, the Company is not presently (a) in material violation of its charter or by laws, or (b) in material breach of any applicable statute, rule or regulation known to such counsel or, to such counsel's knowledge, any order writ or decree of any court or governmental agency or body having jurisdiction over the Company or over any of its properties or operations except where such violation or breach would not materially adversely affect the business, properties, financial condition or results of operations of the Company.

     19. The Company is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Holding Company Act.

     20. To the knowledge of such counsel, the Company (or any agent thereof acting on the behalf of the Company) has not taken any action that might cause this Agreement, the issuance or sale of the Series A Preferred Stock, the application of the proceeds from the Offering and the consummation of the transactions described in the Offering Memorandum to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R.
Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System, in each case as in effect on the Closing Date.

     21. To the knowledge of such counsel, except as otherwise set forth in this Agreement, the Registration Rights Agreement or the Offering Memorandum, there are no holders of securities of the Company who, by reason of the execution of this Agreement or any other Operative Document and the consummation of the transactions contemplated hereby or thereby, have the right to request or demand that the Company register any of its securities under the Securities Act with respect to the Exchange Offer which have not otherwise been waived or expired.

     22. The statements set forth in the Offering Memorandum under the captions "Description of Preferred Stock," "Description of the Exchange Debentures," and "Description of Capital Stock," insofar as they purport to constitute a summary of terms of the Series A Preferred Stock, New Preferred Stock, Debentures and New Exchange Debentures, and under the captions ["Certain Transactions" and "Certain Federal Income Tax Considerations"] insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly summarize in all material respects the matters referred to therein.

     23. No registration under the Securities Act of the Series A Preferred Stock is required for the sale of the Series A Preferred Stock to the Initial Purchasers as contemplated hereby and by the Offering Memorandum or for the Exempt Resales (to the extent such sale and the Exempt Resales are effected in accordance with this Agreement and the Offering Memorandum, assuming (i) that the purchasers who buy the Units in the Exempt Resales are QIBs , (ii) the accuracy of the Initial Purchasers' representations and full compliance by the Initial Purchasers with their obligation set forth in Section 5(b) of this Agreement, (iii) the accuracy of the representations and warranties deemed to have been made as described under the caption "Notice to Investors" in the Offering Memorandum and the full compliance with the covenants deemed to have been made as described under the caption "Notice to Investors" in the Offering Memorandum and (iv) the accuracy of the Company's representations and warranties and the full compliance by the company with the covenants set forth in Section 4 of the Purchase Agreement, it being understood that no opinion is being expressed as to any subsequent resale of any Series A Preferred Stock, New Preferred Stock, Exchange Debentures or New Exchange Debentures. To such counsel's knowledge, no form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) was used by the Company or any of its representatives in connection with the offer and sale of any of the Securities or in connection with Exempt Resales.

     In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Initial Purchasers, Initial Purchasers' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Offering Memorandum and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Offering Memorandum, nothing has come to the attention of such counsel which leads them to believe that, at the Closing Date, the Offering Memorandum contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading.

     Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States, the State of Delaware or the State California upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, and to Initial Purchasers' Counsel.

                                   EXHIBIT C

             FORM OF OPINION OF WINTHROP, STIMSON, PUTNAM & ROBERTS

          You shall have received on the Closing Date, the following opinion of New York counsel for the Company, dated the Closing Date, addressed to the Initial Purchasers and with reproduced copies or signed counterparts thereof for each of the Initial Purchasers to the effect that:

     1. The Registration Rights Agreement constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms.

     2. If and when the Indenture is executed and delivered in accordance with the terms of the Certificate of Designation and the Series A Preferred Stock, the Indenture will constitute a valid and legally binding agreement of the Company, enforceable against the company in accordance with its terms.

                                      C-1